Exhibit 99.1

Equity LifeStyle Properties
ELS

Our Story
• One of the nation’s largest real estate networks with 391 properties containing 146,457 sites in 32 states and British Columbia
• Unique business model
Own the land
Low maintenance costs/customer turnover costs
Lease developed sites
• High-quality real estate locations
More than 80 properties with lake, river or ocean frontage
More than 100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration
Property locations in retirement and vacation destinations
• Stable, predictable financial performance and fundamentals
Balance sheet flexibility
• In business for more than 40 years

ELS

Property Locations
4 3 2 WA
OR
CA 7 16 4 11 6
ND
MT
4 ID
NV 7
AZ 26 6
MN 4
SD
WY
UT
CO 9
NM
WI 4 2 2
IA
KS
OK
TX 10
MI 3
IN
5 IL
MO
AR
LA
NE
NY
PA 3 6 6
OH
KY
TN
MS
WV
2 2 VA
NC 4
SC
AL GA
FL 6 8 18 11 37 15 4 14 9
ME
VT
3 NH
MA
RI
CT
6 NJ
6 DE
MD

ELS

Steady, Predictable Revenue Streams
Property/Site composition
• 203 home manufactured/resort communities
72,500 sites
• 188 RV resorts
74,000 sites
Annuals 27,300
Seasonal 11,600
Transient 11,000
Membership sites 24,100
Property Operating Revenue Buckets (1)
Transient 5.5%
Seasonal 3.8%
Annual Right to Use 7%
Annual RV 15.2%
Annual MH 68.5%
All Annual Revenue = 90.7%
Note:
(1) Property revenue buckets reflect estimated 2016 property operating revenues, derivable from our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 18, 2016 (“ELS Reports Third Quarter Results”).

ELS

Our Lifestyle Options
• Customers own the units they place on our sites
Manufactured homes
Resort cottages (park models)
Recreational vehicles
• We offer a lifestyle and a variety of product options to meet our customers’ needs
• We seek to create long-term relationships with our customers
Manufactured Home
RV Resort Cottage
RV Site

ELS

Favorable Customer Demographics
• The population of people age 55 and older is expected to grow 26% from 2016 to 2031
• Roughly 10,000 Baby Boomers will turn 65 every day through 2030
U.S. Population Over Age 55 (in thousands)
120,000
100,000
80,000
60,000
40,000
20,000
0
2016
2021
2026
2031
Sum of 55-59
Sum of 60-64
Sum of 65-69
Sum of 70-74
Sum of 75+
New Residents
MH Average age: 59 years
RV Average age: 55 years
Note:
Sources: US Census 2014, Acxiom 2014, Pew Research Center 2010.

ELS

Track Record
Item IPO Year - 1993 2016
Properties 41 391
Sites 12,312 146,457
States 16 32
Net Income Per Share $0.35 $1.94
FFO Per Share (1) $0.47 $3.28
Normalized FFO Per Share (1) $0.47 $3.29
Common Stock Price (2) $6.44 $75.84
Enterprise Value (3) $296 million $9.3 billion
Dividend Paid Cumulative (4) - $20.55
Cumulative Total Return (5) - 3,209%
S&P 500 Total Return (5) - 669%
Note:
(1) See pages 12 and 13 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. The 2016 amounts are the midpoint of an estimate range. See our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 18, 2016.
(2) The 1993 stock price is adjusted for stock splits; the 2016 price is the closing price as of October 31, 2016. (3) The 2016 enterprise value is as of October 31, 2016. See page 9.
(4) Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through October 31, 2016 and adjusted for stock splits.
(5) Source: SNL Financial from IPO through October 31, 2016 (calculation assumes common dividend reinvestment).
10-Year Total Return Performance
Equity Lifestyle Properties, Inc. - 10 Years Total Return (%)
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
-50.00
-100.00
10/31/06 10/31/07 10/31/08 10/31/09 10/31/10 10/31/11 10/31/12 10/31/13 10/31/14 10/31/15 10/31/16
ELS (+287%)
S&P 500 (+91%)
SNL US REIT Equity (+73%)
Total Return Performance Since IPO
Equity Lifestyle Properties, Inc. Total Return (%) Since IPO
4,000.00
3,500.00
3,000.00
2,500.00
2,000.00
1,500.00
1,000.00
500.00
0.00
-500.00
2/25/93 2/25/95 2/25/97 2/25/99 2/25/01 2/25/03 2/25/05 2/25/07 2/25/09 2/25/11 2/25/13 2/25/15
ELS (+3,209%) S&P 500 (+669%) SNL US REIT Equity (+1,025%)
Notes:
Source: SNL Financial
(1) Total return calculation assumes dividend reinvestment.
(2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe.
(3) Stock price date from IPO as of October 31, 2016.

ELS

Consistent Same Store NOI Growth and Outperformance
ELS has maintained positive same store NOI growth in all quarters since at least Q3 1998.
REIT Industry Apartments ELS
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-8%
ELS Average 3.9%
Apartments Average 3.2%
Industry Average 3.0%
3Q 98
1Q 99
3Q 99
1Q 00
3Q 00
1Q 01
3Q 01
1Q 02
3Q 02
1Q 03
3Q 03
1Q 04
3Q 04
1Q 05
3Q 05
1Q 06
3Q 06
1Q 07
3Q 07
1Q 08
3Q 08
1Q 09
3Q 09
1Q 10
3Q 10
1Q 11
3Q 11
1Q 14
3Q 14
1Q 15
3Q 15
1Q 16
2Q 16
Note:
(1) Source for Same Store NOI data: Citi Investment Research, Aug 2016. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.
ELS

Comparison of ELS to Multifamily
ELS compounded Same Store NOI growth rates significantly outperformed the REIT Multifamily industry since 1999.
Same Store NOI Indexed Growth (1)
200
190
180
170
160
150
140
130
120
110
100
199819992000200120022003200420052006200720082009201020112012201320142015
ELS(2) Multi-family Index(2)
Note:
(1) Source: Citi Investment Research, May 2016. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate.
(2) Source: Citi Investment Research, May 2016. Averages equal annualized quarterly same store NOI averages collected by Citi.
ELS

Capital Structure
As of October 31, 2016 (in millions)
Total enterprise value is $9.3 billion
Debt to enterprise value is 22.7%
$400 million available line of credit
OPU’S $546.3, 5.9%
Term Loan(2) $199.3, 2.2%
Preferred $136.1,1.4%
Mortgage
Debt(2)
$1,903.7
20.6%
Common(1)
$6,469.5
69.9%
Debt Maturity
Outstanding Debt (in thousands)
$350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0
‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘25 ‘28 ‘31 ‘34 ‘38 ‘39 ‘40 ‘41
Year
Fully Amortizing Debt
Secured
Unsecured
Note:
(1) Stock price as of October 31, 2016.
(2) Mortgage debt and term loan include deferred financing costs of $18.0 million and $0.7 million, respectively.
ELS

Performance Update
199 Manufactured Home Communities(1)
Core(2) occupancy of 94% as of 10/31/2016
Core occupancy has grown 28 consecutive quarters through 09/30/2016
Core community base rental income growth for the month ended 10/31/2016 is 4.6%(3)
187 RV Resorts(1)
Core resort base rental income growth for the month ended 10/31/2016 is 6.5%(3)
Core rental income growth rate from annuals for the month ended 10/31/2016 is 5.5%(3)
Note:
(1) Excludes joint venture properties.
(2) Core Portfolio is defined as properties acquired prior to December 31, 2014.
The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.
(3) Compared to the month ended October 31, 2015.
ELS

2017 Guidance — Non-GAAP Financial Measures(1)
Normalized FFO of $325.8 million
7.2% growth
$3.45 - $3.55 per fully diluted share
Core NOI growth of 4.4%
Core MH rent growth of 4.0%
Core RV revenue growth of 4.4%
2017 Dividend
$1.95 per share
15% increase over 2016
50% increase in last three years
Note:
(1) See pages 12 and 13 for the reconciliation and definition of FFO and Normalized FFO. The 2017 Normalized FFO and Core NOI growth are the mid-points of the respective estimated 2017 Normalized FFO and Core NOI growth disclosed in our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 18, 2016.
ELS

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading "Risk Factors" in our 2015 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. See Form 8-K filed October 18, 2016 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2016 or 2017 budgets, reforecasts and pro forma expectations on recent investments.

Non-GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (in millions)

Computation of Funds From Operations (FFO)	2012	2013	2014	2015	2016 (1)	2017 (1)
Net income available for common stockholders	**$54.8**	**$106.9**	**$118.7**	**$130.1**	**$165.3**	**$187.5**
Income allocated to common OP units	5.1	9.7	10.5	11.1	14.0	15.8
Right-to-use contract revenue and commissions deferred, net	3.5	3.3	2.9	2.7	2.8	2.6
Depreciation on real estate assets and other	100.0	102.7	101.2	104.0	106.9	107.2
Depreciation on rental homes	6.1	6.5	10.9	10.7	10.7	10.7
Depreciation on discontinued operations	-	1.5	-	-	-	-
Amortization of in-place leases	45.1	1.9	4.0	2.4	3.4	2.0
Gain on real estate	(4.6)	(41.5)	(1.5)	-	-	-
FFO available for common stock and OP unit holders	**210.0**	**191.0**	**246.7**	**261.0**	**303.1**	**325.8**
Change in fair value of contingent consideration asset	(0.5)	1.4	(0.1)	-	-	-
Transaction costs	0.2	2.0	1.6	1.1	0.9	0.0
Loss from early extinguishment of debt	0.5	37.9	5.1	16.9	-	-
Normalized FFO available for common stocks and OP unit holders	**$210.2**	**$232.3**	**$253.3**	**$279.0**	**$304.0**	**$325.8**

Note:

(1) The 2016 and 2017 amounts are the midpoint of an estimate range. See our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 18, 2016.

12

Non-GAAP Financial Measures
This document contains certain non-GAAP measures used by management that we believe are helpful in understanding our business, as further discussed in the paragraphs below. We believe investors should review Funds from Operations (“FFO”), and Normalized Funds from Operations (“Normalized FFO”), along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. Our definitions and calculations of these non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These non-GAAP financial and operating measures do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.
FUNDS FROM OPERATIONS (FFO). We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, impairments, if any, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with our interpretation of standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO.
We believe FFO, as defined by the Board of Governors of NAREIT, is generally a measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.
NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO). We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) the financial impact of contingent consideration; b) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; c) property acquisition and other transaction costs related to mergers and acquisitions; and d) other miscellaneous non-comparable items. Normalized FFO presented herein is not necessarily comparable to Normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount.
ELS

Equity LifeStyle Properties
Two North Riverside Plaza, Chicago, Illinois 60606 800-247-5279 | www.EquityLifeStyle.com